FINANCIAL INVESTORS TRUST

U.S. Treasury Money Market Fund

American Freedom U.S. Government Money Market Fund

Listed Private Equity Fund (Class A, I and R Shares)

SUPPLEMENT DATED MARCH 12, 2009 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2008

The following information amends the information found in the Independent Trustees table on page 10 of the Statement of Additional Information for the U.S. Treasury Money Market Fund and the American Freedom U.S. Government Money Market Fund and on page 36 of the Statement of Additional Information for the Listed Private Equity Fund (Class A, I and R Shares):

On March 10, 2009, W. Robert Alexander resigned as Trustee and Chairman of the Board of Trustees of the Trust, and John R. Moran, Jr. was appointed as the Interim Chairman of the Board of Trustees.

Name, Address* & Age	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Portfolio Complex Overseen by Trustee ***	Other Directorships Held by Trustee
John R. Moran, Jr., age 78	Trustee and Interim Chairman	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Office Investment Advisory Committee for the University of Colorado.	4	None.